                                                                   Exhibit 99.18
                       GE CAPITAL MORTGAGE SERVICES, INC.

                                   MARCH 1997

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-8

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $    6.94348552             Class 2-A1 ....   $    1.40735108
                  ---------------                               ---------------
Class 1-A2 ....   $    6.04860012             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    6.63159392
                  ---------------                               ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....   $    0.36172863
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    0.76439943
                  ---------------                               ---------------
Class 1-A6 ....   $    0.78415109             Class 2-M .....   $    0.76439850
                  ---------------                               ---------------
Class 1-A7 ....   $    0.78415131             Class 2-B1 ....   $    0.76439690
                  ---------------                               ---------------
Class 1-PO ....   $    1.21410307             Class 2-B2 ....   $    0.76439879
                  ---------------                               ---------------
Class 1-M .....   $    0.78415036             Class 2-B3 ....   $    0.76440094
                  ---------------                               ---------------
Class 1-B1 ....   $    0.78415124             Class 2-B4 ....   $    0.76438700
                  ---------------                               ---------------
Class 1-B2 ....   $    0.78415168             Class 2-B5 ....   $    0.76441605
                  ---------------                               ---------------
Class 1-B3 ....   $    0.78414884             Class 2-R .....   $    0.00000000
                  ---------------                               ---------------
Class 1-B4 ....   $    0.78414905             Class 2-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B5 ....   $    0.78415543
                  ---------------

          Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled
          Principal Balances of Defaulted Mortgage Loans,
          Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
          Date):

Class 1-A1 ....   $    5.60256019             Class 2-A1 ....   $    0.21200944
                  ---------------                               ---------------
Class 1-A2 ....   $    4.88049498             Class 2-A2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A3 ....   $    0.00000000             Class 2-A3 ....   $    0.99901192
                  ---------------                               ---------------
Class 1-A4 ....   $    0.00000000             Class 2-A4 ....   $    0.05449236
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    0.11515243
                  ---------------                               ---------------
Class 1-A6 ....   $    0.63271590             Class 2-M .....   $    0.00000000
                  ---------------                               ---------------
Class 1-A7 ....   $    0.63271608             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-PO ....   $    0.97963559             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-M .....   $    0.00000000             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B2 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B3 ....   $    0.00000000             Class 2-R .....   $    0.00000000
                  ---------------                               ---------------
Class 1-B4 ....   $    0.00000000             Class 2-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------

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     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.60444739           7.25000000%
                                         ---------------      ---------------
                    Class 1-A2 ....      $    5.66079679           7.25000000%
                                         ---------------      ---------------
                    Class 1-A3 ....      $    6.04166696           7.25000000%
                                         ---------------      ---------------
                    Class 1-A4 ....      $    6.04166676           7.25000000%
                                         ---------------      ---------------
                    Class 1-A5 ....      $    6.04166663           7.25000000%
                                         ---------------      ---------------
                    Class 1-A6 ....      $    6.00102089           7.25000000%
                                         ---------------      ---------------
                    Class 1-A7 ....      $    6.00102092           7.25000000%
                                         ---------------      ---------------

                    Class 1-S .....      $    0.30952933           0.47095784%
                                         ---------------      ---------------
                    Class 1-M .....      $    6.00102039           7.25000000%
                                         ---------------      ---------------
                    Class 1-B1 ....      $    6.00102199           7.25000000%
                                         ---------------      ---------------
                    Class 1-B2 ....      $    6.00102096           7.25000000%
                                         ---------------      ---------------
                    Class 1-B3 ....      $    6.00102008           7.25000000%
                                         ---------------      ---------------
                    Class 1-B4 ....      $    6.00102077           7.25000000%
                                         ---------------      ---------------
                    Class 1-B5 ....      $    6.00101971           7.25000000%
                                         ---------------      ---------------
                    Class 2-A1 ....      $    5.54632702           7.25000000%
                                         ---------------      ---------------
                    Class 2-A2 ....      $    6.25000000           7.50000000%
                                         ---------------      ---------------
                    Class 2-A3 ....      $    5.49580989           7.00000000%
                                         ---------------      ---------------
                    Class 2-A4 ....      $    4.46168576           7.50000000%
                                         ---------------      ---------------
                    Class 2-A5 ....      $    6.20893565           7.50000000%
                                         ---------------      ---------------
                    Class 2-M .....      $    6.20893661           7.50000000%
                                         ---------------      ---------------
                    Class 2-B1 ....      $    6.20893307           7.50000000%
                                         ---------------      ---------------
                    Class 2-B2 ....      $    6.20893899           7.50000000%
                                         ---------------      ---------------
                    Class 2-B3 ....      $    6.20892957           7.50000000%
                                         ---------------      ---------------
                    Class 2-B4 ....      $    6.20893670           7.50000000%
                                         ---------------      ---------------
                    Class 2-B5 ....      $    6.20893897           7.50000000%
                                         ---------------      ---------------
                    Class 2-R .....      $    0.00000000           7.50000000%
                                         ---------------      ---------------
                    Class 2-RL ....      $    0.00000000           7.50000000%
                                         ---------------      ---------------

     iii) Accrual Amount Class 2-A4 ........................    $     87,205.46
                                                                ---------------


     iv)  The amount of servicing compensation        Pool 1           Pool 2
          received by the Company during the month    ------           ------
          preceding the month of distribution:      60,707.80         23,988.15
                                              ---------------   ---------------

(b) The amounts below are for the aggregate of all certificates.

      v)  The Pool Scheduled Principal

          Balances: .......................   $335,101,931.34   $124,747,620.59
                                              ---------------   ---------------

          Number of Mortgage Loans: .......              1162               429
                                              ---------------   ---------------
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     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                       Aggregate Principal   Single Certificate
                                            Balance               Balance
                                       -------------------   ------------------

                    Class 1-A1 ....      $ 35,128,895.88               920.69
                                         ---------------      ---------------
                    Class 1-A2 ....      $154,078,780.96               930.91
                                         ---------------      ---------------
                    Class 1-A3 ....      $  5,645,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 37,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A5 ....      $ 43,993,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 25,276,691.53               992.49
                                         ---------------      ---------------
                    Class 1-A7 ....      $ 12,764,391.78               992.49
                                         ---------------      ---------------
                    Class 1-S .....      $276,073,526.25               952.50
                                         ---------------      ---------------
                    Class 1-PO ....      $  2,106,437.64               977.23
                                         ---------------      ---------------
                    Class 1-M .....      $  6,948,629.81               992.49
                                         ---------------      ---------------
                    Class 1-B1 ....      $  4,342,893.49               992.49
                                         ---------------      ---------------
                    Class 1-B2 ....      $  3,474,315.38               992.49
                                         ---------------      ---------------
                    Class 1-B3 ....      $  1,910,873.41               992.49
                                         ---------------      ---------------
                    Class 1-B4 ....      $  1,042,294.33               992.49
                                         ---------------      ---------------
                    Class 1-B5 ....      $  1,389,727.13               992.49
                                         ---------------      ---------------
                    Class 2-A1 ....      $ 55,503,207.32               916.61
                                         ---------------      ---------------
                    Class 2-A2 ....      $  4,759,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 12,301,920.20               935.51

                                         ---------------      ---------------
                    Class 2-A4 ....      $ 31,775,552.89             1,008.47
                                         ---------------      ---------------
                    Class 2-A5 ....      $ 13,280,869.72               992.67
                                         ---------------      ---------------
                    Class 2-M .....      $  2,591,661.61               992.67
                                         ---------------      ---------------
                    Class 2-B1 ....      $  1,619,788.63               992.67
                                         ---------------      ---------------
                    Class 2-B2 ....      $  1,295,830.31               992.67
                                         ---------------      ---------------
                    Class 2-B3 ....      $    712,707.91               992.67
                                         ---------------      ---------------
                    Class 2-B4 ....      $    388,748.62               992.67
                                         ---------------      ---------------
                    Class 2-B5 ....      $    518,333.38               992.67
                                         ---------------      ---------------
                    Class 2-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-RL ....      $          0.00                 0.00
                                         ---------------      ---------------

     vii) The following pertains to any real estate acquired
          on behalf of Certificateholders:         Pool 1            Pool 2
                                                   ------            ------

          Book Value ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance ........   $          0.00   $          0.00
                                              ---------------   ---------------

          The aggregate number of Mortgage Loans included in
          the Principal Balance set forth
          above ...........................                 0                 0
                                              ---------------   ---------------

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    viii) Aggregate number and aggregate Principal Balances
          of delinquent Mortgage Loans, as of the opening of business on the related Determination Date,

                                                Loans         Principal Balance
                                                -----         -----------------
          Pool 1................
                (1)  *30-59 days                       9          $3,321,508.80
                                         ---------------        ---------------
                (2)  60-89 days                        1            $220,196.12
                                         ---------------        ---------------
                (3)  90 days or more                   1            $402,579.70
                                         ---------------        ---------------
                (4)  in foreclosure                    2            $593,457.60
                                         ---------------        ---------------
          Pool 2................

                (1)  30-59 days                       10          $2,614,219.45
                                         ---------------        ---------------
                (2)  60-89 days                        2            $655,359.51
                                         ---------------        ---------------
                (3)  90 days or more                   1            $347,697.77
                                         ---------------        ---------------
                (4)  in foreclosure                    2            $981,705.80
                                         ---------------        ---------------

     ix) The aggregate number of replaced Mortgage loans and Scheduled Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     x) The aggregate number of modified Mortgage loans and Principal Balance:

          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     xi)  Certificate Interest Rate of:

              Class 1-S Certificates: ...          0.470958%
                                            ---------------
              Class 2-A4 Certificates: ..          0.242200%
                                            ---------------

                                                      Pool 1           Pool 2
                                                      ------           ------

    xii) Senior Percentage ................       94.27955500%      94.20961300%
                                              ---------------   ---------------
   xiii) Group I Senior Percentage ........       82.89146800%      83.41957400%
                                              ---------------   ---------------
    xiv) Group II Senior Percentage .......       11.38808700%      10.79003900%
                                              ---------------   ---------------
     xv) Senior Prepayment Percentage .....      100.00000000%     100.00000000%
                                              ---------------   ---------------
    xvi) Group I Senior Prepayment Percentage    100.00000000%     100.00000000%
                                              ---------------   ---------------
   xvii) Group II Senior Prepayment Percentage     0.00000000%       0.00000000%
                                              ---------------   ---------------
  xviii) Junior Percentage ................        5.72044500%       5.79038700%
                                              ---------------   ---------------
    xix) Junior Prepayment Percentage .....        0.00000000%       0.00000000%
                                              ---------------   ---------------